                           ROSETTA INPHARMATICS, INC.

                  SERIES E PREFERRED STOCK AND CONVERTIBLE NOTE

                               PURCHASE AGREEMENT

                                 MARCH 15, 2000

                                TABLE OF CONTENTS


                                                                                                              PAGE
                                                                                                              ----

1.  Authorization and Sale of Series E Preferred Stock.........................................................1

         1.1   Authorization of Series E Preferred Stock.......................................................1
         1.2   Sale of Series E Preferred Stock................................................................1
         1.3   Sale and Issuance of Convertible Promissory Note................................................1

2.  Closing Date; Delivery.....................................................................................1
         2.1   Closing Date....................................................................................1
         2.2   Delivery........................................................................................1

3.  Representations and Warranties of the Company..............................................................2
         3.1   Organization and Standing.......................................................................2
         3.2   Corporate Power.................................................................................2
         3.3   Subsidiaries....................................................................................2
         3.4   Capitalization..................................................................................2
         3.5   Authorization...................................................................................3
         3.6   Valid Issuance of Securities....................................................................3
         3.7   Title...........................................................................................4
         3.8   Compliance with Other Instruments...............................................................4
         3.9   Litigation......................................................................................4
         3.10  Employees; Proprietary Information..............................................................4
         3.11  Registration Rights.............................................................................4
         3.12  Governmental Consent............................................................................4
         3.13  Material Contracts..............................................................................5
         3.14  Patents and Trademarks..........................................................................6
         3.15  Outstanding Indebtedness........................................................................6
         3.16  Offering........................................................................................6
         3.17  No Conflict of Interest.........................................................................6
         3.18  Disclosure......................................................................................7
         3.19  Financial Statements............................................................................7
         3.20  Changes.........................................................................................8
         3.21  Tax Returns, Payments and Elections.............................................................9
         3.22  Insurance.......................................................................................9
         3.23  Finder's Fees...................................................................................9
         3.24  Section 83(b) Elections.........................................................................9

4.  Representations and Warranties of the Purchasers; Restrictions on Transfer.................................9

         4.1   Representations and Warranties of the Purchasers................................................9
         4.2   Legends........................................................................................11
         4.3   Removal of Legends and Transfer Restrictions...................................................11


                                TABLE OF CONTENTS
                                  (continued)

                                                                                                             Page
                                                                                                             ----
5.  Conditions to Closing.....................................................................................12

         5.1   Conditions to Purchasers' Obligations at Closing...............................................12
         5.2   Condition to Company's Obligations at Closing..................................................12

6.  HSR Act Filings...........................................................................................13

7.  Further Agreements........................................................................................13

         7.1   Nondisclosure..................................................................................13
         7.2   Cooperation....................................................................................14
         7.3   Proprietary Information Agreements.............................................................14

8.  Miscellaneous.............................................................................................14

         8.1   Waivers and Amendments.........................................................................14
         8.2   Governing Law..................................................................................14
         8.3   Survival.......................................................................................14
         8.4   Successors and Assigns.........................................................................14
         8.5   Entire Agreement...............................................................................14
         8.6   Severability of this Agreement.................................................................14
         8.7   Titles and Subtitles...........................................................................15
         8.8   Delays or Omissions............................................................................15
         8.9   Payment of Fees and Expenses...................................................................15
         8.10  Notices........................................................................................15
         8.11  Counterparts...................................................................................15
         8.12  Exculpation Among Purchasers...................................................................15


EXHIBITS

Exhibit A         Schedule of Purchasers
Exhibit B         Amended and Restated Certificate of Incorporation
Exhibit C         Schedule of Exceptions
Exhibit D         Investors' Rights Agreement
Exhibit E         Opinion of Venture Law Group
Exhibit F         Form of Convertible Promissory Note

                           ROSETTA INPHARMATICS, INC.


             SERIES E PREFERRED STOCK AND CONVERTIBLE NOTE PURCHASE
                                   AGREEMENT

         This Series E Preferred Stock and Convertible Note Purchase Agreement (the "AGREEMENT") is made as of the 15th day of March, 2000 by and between Rosetta Inpharmatics, Inc., a Delaware corporation (the "COMPANY"), and the investors listed on EXHIBIT A attached hereto (each a "PURCHASER" and together the "PURCHASERS").

         1.       AUTHORIZATION AND SALE OF SERIES E PREFERRED STOCK

                  1.1 AUTHORIZATION OF SERIES E PREFERRED STOCK. The Company has authorized, or before the Closing, as defined in paragraph 2.1 hereof, will have authorized, the issuance and sale of up to 4,469,087 shares of its Series E Preferred Stock (the "SERIES E PREFERRED") at a purchase price of $9.36 per share. The Series E Preferred has, or before the Closing will have, the rights provided for in the Company's Sixth Amended and Restated Certificate of Incorporation in the form attached hereto as EXHIBIT B, (the "RESTATED CERTIFICATE").

                  1.2 SALE OF SERIES E PREFERRED STOCK. Subject to the terms and conditions of this Agreement, each Purchaser agrees to purchase at the Closing and the Company agrees to sell and issue to each Purchaser at the Closing that number of shares of Series E Preferred indicated with respect to such Purchaser on EXHIBIT A attached hereto. The Series E Preferred and the Common Stock issuable upon conversion of the Series E Preferred (the "CONVERSION STOCK") shall be hereinafter referred to as the "SECURITIES."

                  1.3 SALE AND ISSUANCE OF CONVERTIBLE PROMISSORY NOTE. Subject to the terms and conditions of this Agreement, the Purchaser executing a convertible note (the "NOTE PURCHASER") agrees to purchase at the Closing and the Company agrees to sell and issue to the Note Holder a convertible promissory note in substantially the form attached hereto as EXHIBIT F (the "NOTE") in the principle amount specified with respect to the Note Purchaser on SCHEDULE A to this Agreement. The purchase price for the note shall be equal to 100% of the principal amount of the Note.

         2.       CLOSING DATE; DELIVERY

                  2.1 CLOSING DATE. The closing for the purchase and sale of the Series E Preferred hereunder will be on March 14, 2000, at the offices of Venture Law Group, 4750 Carillon Point, Kirkland, Washington 98033 or such other time and place as the Company and the Purchasers shall agree upon (the "CLOSING").

                  2.2 DELIVERY. At the Closing, the Company will deliver to the Purchasers a certificate registered in each Purchaser's name representing the Series E Preferred to be purchased by such Purchaser at the Closing and deliver to the Note Purchaser the Note. At the Closing, such Purchaser will pay the purchase price therefor, by check or wire transfer, at the option of the Purchaser, to the Company's bank account.

                  3.       REPRESENTATIONS AND WARRANTIES OF THE COMPANY

                  Except as set forth on the Schedule of Exceptions attached hereto as EXHIBIT C, the Company hereby represents and warrants to the Purchasers as follows:

                  3.1 ORGANIZATION AND STANDING. The Company is a corporation duly organized and validly existing under, and by virtue of, the laws of Delaware and is in good standing under such laws. The Company has the requisite corporate power to own and operate its properties and assets, and to carry on its business as presently conducted and as proposed to be conducted. The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the failure to qualify would have a material adverse effect on its business or properties.

                  3.2 CORPORATE POWER. The Company will have as of the Closing Date all requisite legal and corporate power to execute and deliver this Agreement and the Investors' Rights Agreement of even date herewith, in the form attached hereto as EXHIBIT D (the "INVESTORS' RIGHTS AGREEMENT"), to sell and issue the Series E Preferred hereunder, to issue the Conversion Stock and to carry out and perform its obligations under the terms of this Agreement and the Investors' Rights Agreement, provided, however, that the Company's ability to perform the indemnification provisions of the Investors' Rights Agreement may be limited by public policy.

                  3.3 SUBSIDIARIES. The Company owns 100% of the outstanding capital stock of Acacia Biosciences, Inc., a Delaware corporation ("ACACIA") and except for Acacia, the Company has no subsidiaries or affiliated companies and does not otherwise own or control, directly or indirectly, any other corporation, association or business entity.

                  3.4 CAPITALIZATION. The authorized capital stock of the Company consists, or immediately prior to the First Closing will consist, of:

                           (a)       PREFERRED STOCK. 18,000,000 shares of
Preferred Stock, 6,225,000 shares of which have been designated Series A Preferred Stock (the "SERIES A PREFERRED"), of which 4,462,500 shares are issued and outstanding immediately prior to the Closing, 1,600,000 shares of Series B Preferred Stock (the "SERIES B PREFERRED"), of which 1,387,298 shares are issued and outstanding immediately prior to the Closing, 2,750,000 shares of Series C Preferred Stock (the "SERIES C PREFERRED"), of which 2,019,452 shares are issued and outstanding immediately prior to the Closing, 2,285,714 shares of which have been designated Series D Preferred Stock (the "SERIES D PREFERRED"), all of which are issued and outstanding immediately prior to the Closing, 4,469,087 shares of which have been designated Series E Preferred Stock (the "SERIES E PREFERRED") outstanding none of which are issued and outstanding immediately prior to the Closing and 2,139,285 shares of undesignated Preferred Stock. The rights, privileges and preferences of the Preferred Stock are as stated in the Restated Certificate.

                           (b)      COMMON STOCK.  40,000,000 shares of Common
Stock, 6,250,633 shares of which are issued and outstanding. The Company has reserved 6,225,000 shares of Common Stock for issuance upon conversion of the Series A Preferred, 1,600,000 shares of

Common Stock for issuance upon conversion of the Series B Preferred, 2,750,000 shares of Common Stock for issuance upon conversion of the Series C Preferred, 2,285,714 shares of Common Stock for issuance upon conversion of the Series D Preferred and 3,300,000 shares of Common Stock for issuance upon conversion of the Series E Preferred. An additional 5,286,913 shares are reserved for issuance pursuant to the Company's 1997 Stock Plan (the "PLAN") to Employees and Consultants (as defined in the Plan), of which 1,469,720 shares have been issued pursuant to option exercises, and 1,984,583 shares are subject to outstanding, unexercised options.

                           (c)      WARRANTS.  Immediately prior to the First
Closing, there were issued and outstanding warrants to purchase up to an aggregate of (a) 891,636 shares of Common Stock (the "COMMON STOCK WARRANTS"),
(b) 254,823 shares of Rosetta Series A Preferred (the "SERIES A WARRANTS"), (c) 134,596 shares of Series B Preferred (the "SERIES B WARRANTS") and (d) 54,949 shares of Series C Preferred (the "SERIES C WARRANTS") and together with the Common Stock Warrants, the Series A and the Series B Warrants, collectively, the "ROSETTA WARRANTS").

                           (d)      All of the issued and outstanding shares of
Common Stock and Preferred Stock have been duly authorized and validly issued, are fully paid and nonassessable and have been issued in compliance with applicable federal and state securities laws. Except for (i) conversion privileges of the Preferred Stock, (ii) the outstanding options issued pursuant to the Plan and (iii) the Rosetta Warrants, and except as set forth in the Investors' Rights Agreement, there are no outstanding options, warrants, rights (including conversion or preemptive rights and rights of first refusal or similar rights) or agreements, orally or in writing, for the purchase or acquisition from the Company of any shares of its capital stock. The Company is not aware of any voting agreements among its stockholders.

                  3.5 AUTHORIZATION. All corporate action on the part of the Company, its directors and stockholders necessary for the authorization, execution, delivery and performance of this Agreement and the Investors' Rights Agreement by the Company, the authorization, sale, issuance and delivery of the Securities, and the performance of the Company's obligations hereunder and thereunder has been taken or will be taken prior to the Closing.

                  3.6 VALID ISSUANCE OF SECURITIES. The Series E Preferred that is being issued to the Purchasers hereunder, when issued, sold and delivered in accordance with the terms hereof for the consideration expressed herein, will be duly and validly issued, fully paid and nonassessable and free of restrictions on transfer other than restrictions on transfer under this Agreement, the Investors' Rights Agreement and applicable state and federal securities laws. Based in part upon the representations of the Purchasers in this Agreement and subject to the provisions of Section 3.12 below, the Series E Preferred will be issued in compliance with all applicable federal and state securities laws. The Conversion Stock has been duly and validly reserved for issuance, and upon issuance in accordance with the terms of the Restated Certificate, shall be duly and validly issued, fully paid and nonassessable and free of restrictions on transfer other than restrictions on transfer under this Agreement, the Investors' Rights Agreement and applicable federal and state securities laws and will be issued in compliance with all applicable federal and state securities laws.

                  3.7 TITLE. The Company and its subsidiaries have good and marketable title to its properties and assets, and has good title to all its leasehold interests, in each case subject to no mortgage, pledge, lien, lease, encumbrance or charge, other than (a) the lien of current taxes not yet due and payable and (b) such encumbrances and liens which arise in the ordinary course of business and do not materially impair the Company's or its subsidiaries' ownership or use of such property or assets.

                  3.8 COMPLIANCE WITH OTHER INSTRUMENTS. The Company is not in violation of any term of its Restated Certificate or Bylaws or in any material respect of any term or provision of any mortgage, indenture, contract, agreement, instrument, judgment or decree and, to its knowledge, is not in violation of any order, statute, rule or regulation applicable to the Company, the violation of which would have a material adverse effect on the Company's business or properties. The execution, delivery and performance of and compliance with this Agreement and the Investors' Rights Agreement, and the issuance of the Series E Preferred and the Conversion Stock, have not resulted and will not result in any such violation, or be in conflict with, or constitute a default under, or result in the creation of, any mortgage, pledge, lien, encumbrance or charge upon any of the properties or assets of the Company.

                  3.9 LITIGATION. There are no actions, suits, proceedings or investigations pending against the Company, its subsidiaries or any of their respective properties before any court or governmental agency (nor, to the Company's knowledge, is there any threat or basis therefor). Neither the Company nor any of its subsidiaries is a party to any order, writ, injunction, judgment, or decree of any court or governmental agency or instrumentality. There is no action, suit, proceeding, or investigation by the Company or any of its subsidiaries currently pending or that the Company or any of its subsidiaries presently intends to initiate.

                  3.10 EMPLOYEES; PROPRIETARY INFORMATION. To the Company's knowledge after due inquiry, no employee or consultant of the Company or any of its subsidiaries is in violation of any term of any employment agreement, patent disclosure agreement, information or technique allegedly proprietary to any former employer or any other party, or any other contract or agreement relating to the relationship of such employee with the Company or any other party because of the nature of the business conducted or to be conducted by the Company. Each officer, employee, or consultant of the Company has signed a proprietary information agreement, each of which remains in full force and effect as of the date hereof.

                  3.11 REGISTRATION RIGHTS. Except as set forth in the Investors' Rights Agreement, the Company is not under any obligation to register any of its presently outstanding securities or any of its securities which may hereafter be issued.

                  3.12 GOVERNMENTAL CONSENT. No consent, approval or authorization of, or designation, declaration or filing with, any governmental authority on the part of the Company is required in connection with the valid execution and delivery of this Agreement and the Investors' Rights Agreement or the offer, sale or issuance of the Series E Preferred and the Conversion Stock, or the consummation of any other transaction contemplated hereby or thereby, except (a) the filing of the Restated Certificate in the office of the Delaware Secretary of State and

(b) the qualification (or taking such action as may be necessary to ensure an exemption from qualification, if available) of the offer and sale of the Series E Preferred and the Conversion Stock under the Delaware General Corporation Law, Regulation D of the Securities Act of 1933, as amended (the "SECURITIES ACT"), and other applicable state or federal securities laws, which filings and qualification, if required, will be accomplished in a timely manner, as required by such laws.

                  3.13 MATERIAL CONTRACTS. Schedule 3.13 contains a list of all contracts and agreements to which the Company and its subsidiaries are a party and that are material to the business, results of operations, or condition (financial or otherwise), of the Company and its subsidiaries taken as a whole (such contracts, agreements and arrangements as are required to be set forth in Schedule 3.13 being referred to herein collectively as the "ROSETTA MATERIAL CONTRACTS") which shall be categorized in Schedule 3.13 as follows:

                                    (i) each contract and agreement (other than
routine purchase orders and pricing quotes in the ordinary course of business covering a period of less than 1 year) for the purchase of equipment, inventory, spare parts, other materials or personal property with any supplier or for the furnishing of services to the Company or any of its subsidiaries under the terms of which the Company or any of its subsidiaries: (A) paid or otherwise gave consideration of more than Twenty-Five Thousand Dollars ($25,000) in the aggregate during the calendar year ended December 31, 1999, (B) is likely to pay or otherwise give consideration of more than Twenty-Five Thousand Dollars ($25,000) in the aggregate during the calendar year ended December 31, 2000, (C) is likely to pay or otherwise give consideration of more than Twenty-Five Thousand Dollars ($25,000) in the aggregate over the remaining term of such contract or (D) cannot be canceled by the Company or its subsidiaries without penalty or further payment of less than Twenty-Five Thousand Dollars ($25,000);

                                    (ii) all material agreements relating to the
Company's and its subsidiaries' Intellectual Property or the Company's and its subsidiaries'employees;

                                    (iii) all material management contracts with
independent contractors or consultants (or similar arrangements) to which the Company or any of its subsidiaries is a party;

                                    (iv) all contracts and agreements (excluding
payroll, trade accounts payable or routine checking account overdraft agreements involving petty cash amounts) under which the Company or any of its subsidiaries have created, incurred, assumed or guaranteed (or may create, incur, assume or guarantee) indebtedness or under which the Company or any of its subsidiaries have imposed (or may impose) a security interest or lien on any of their respective assets, whether tangible or intangible, to secure indebtedness;

                                    (v) all contracts and agreements that limit
the ability of the Company or any of its subsidiaries, to compete in any line of business as currently conducted or with any person or in any geographic area or during any period of time, or to solicit any customer or client; and

                                    (vi) all other contracts or agreements which
are material to the Company or any of its subsidiaries or the conduct of the Company's business or any of its subsidiaries' business as currently conducted.

                  3.14 PATENTS AND TRADEMARKS. To its knowledge, the Company and its subsidiaries have sufficient title, ownership or the right to use of all trademarks, service marks, trade names, copyrights, trade secrets, information, proprietary rights, processes, and patents in the United States, necessary for its business as now conducted and as proposed to be conducted without any known conflict with or infringement of the rights of others. Except as set forth on
Schedule 3.14, there are no material outstanding options, licenses, or agreements of any kind relating to the foregoing between the Company or any of its subsidiaries and any third party, nor is the Company or any of its subsidiaries bound by or a party to any material options, licenses or agreements of any kind with respect to the patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information, proprietary rights and processes of any other person or entity. The Company has not received any communications alleging that the Company or any of its subsidiaries has violated or, by conducting its business as proposed, would violate any of the patents, trademarks, service marks, trade names, copyrights or trade secrets or other proprietary rights of any other person or entity. The Company is not aware that any of its employees is obligated under any contract (including licenses, covenants or commitments of any nature) or other agreement, or subject to any judgment, decree or order of any court or administrative agency, that would interfere with the use of his or her best efforts to promote the interests of the Company or that would conflict with the Company's business as proposed to be conducted. Neither the execution nor delivery of this Agreement, nor the carrying on of the Company's business as presently conducted by the employees of the Company, nor the conduct of the Company's business as proposed, will, to the Company's knowledge after due inquiry, conflict with or will result in a breach of the terms, conditions or provisions of, or constitute a default under, any contract, covenant or instrument under which any of such employees or consultants is now obligated.

                  3.15 OUTSTANDING INDEBTEDNESS. The Company does not have any indebtedness for borrowed money, or other liabilities (fixed or contingent), which the Company has directly or indirectly created, incurred, assumed, or guaranteed, or with respect to which the Company has otherwise become directly or indirectly liable. The Company and its subsidiaries have no liability or obligation, absolute or contingent, other than liabilities or obligations of less than $100,000 or, in the aggregate, less than $250,000, incurred in the ordinary course of business.

                  3.16 OFFERING. Subject to the accuracy of the Purchasers' representations in Section 3.4 hereof and in written responses to the Company's inquiries, the offer, sale and issuance of the Series E Preferred to be issued in conformity with the terms of this Agreement and the issuance of the Common Stock to be issued upon conversion of the Series E Preferred, constitute transactions exempt from the registration requirements of federal and state securities laws.

                  3.17 NO CONFLICT OF INTEREST. Neither the Company nor any of its subsidiaries are indebted, directly or indirectly, to any of their respective officers, directors or common stockholders; none of said officers, directors or common stockholders, or any members of their immediate families, are indebted to the Company or any of its subsidiaries, have entered into any transaction with the Company or any of its subsidiaries other than the purchase of common stock and consulting agreements or have any direct or indirect ownership interest in any firm or corporation with which the Company or any of its subsidiaries are affiliated or with which the Company or any of its subsidiaries have a business relationship, or any firm or corporation which competes with the Company or any of its subsidiaries except that such officers, directors and common stockholders of the Company and its subsidiaries may own less than two percent of the outstanding capital stock of publicly traded companies which may compete with the Company. Neither the Company nor any of its subsidiaries are a guarantor or indemnitor of any indebtedness of any other person, firm or corporation.

                  3.18 DISCLOSURE. To the Company's knowledge, no statement by the Company contained in this Agreement and the attached exhibits and any written statement or certificate furnished or to be furnished to the Purchasers pursuant to this Agreement or in connection with the transactions contemplated hereby (when read together) contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein or therein not misleading in light of the circumstances under which they were made, except that with respect to the financial projections and forecasts delivered to the Purchasers, if any, the Company represents only that such projection and forecasts were prepared in good faith and on what the Company believes is a reasonable basis. The Company does not warrant that it will achieve such projections. All Business Plans of the Company distributed to potential investors have been prepared in good faith and fairly represent the business as conducted or as proposed to be conducted. To its knowledge, the Company has provided the Purchasers with all the information they have reasonably requested in connection with their decision to purchase the Series E Preferred hereunder.

                  3.19 FINANCIAL STATEMENTS. Schedule 3.19 includes a true and complete copy of the Company's and its subsidiaries' unaudited financial statements (balance sheet, statement of operations, statement of stockholders' equity and statement of cash flows) as of December 31, 1999 and for the fiscal year ended December 31, 1999 and their unaudited financial statements (including balance sheet, income statement and statement of cash flows) as of February 29, 2000 and for the two-month period ended February 29, 2000 (collectively, the "ROSETTA FINANCIAL STATEMENTS"). The Rosetta Financial Statements have been prepared in accordance with GAAP applied on a consistent basis throughout the periods indicated and with each other. The Rosetta Financial Statements fairly present the financial condition and operating results of the Company and its subsidiaries as of the dates, and for the periods, indicated therein, subject to normal year-end audit adjustments. The Company has maintained a standard system of accounting established and administered in accordance with GAAP. Neither the Company nor any of its subsidiaries have any material obligations or liabilities of any nature (matured or unmatured, fixed or contingent) other than (a) those set forth or adequately provided for in the balance sheets as of February 29, 2000 (collectively, the "ROSETTA BALANCE SHEET"), (b) those incurred in the ordinary course of business and not required to be set forth in the Rosetta Balance Sheet under GAAP, (c) those incurred in the ordinary course of business since the date of the Rosetta Balance

Sheet and consistent with past practice and (d) those incurred in connection with the execution of this Agreement.

                  3.20 CHANGES. Since February 29, 2000, there has not been:

                           (a)      any change in the assets, liabilities,
financial condition or operating results of the Company or any of its subsidiaries from that reflected in the Rosetta Financial Statements, except changes in the ordinary course of business that have not been, in the aggregate, materially adverse;

                           (b)      any damage, destruction or loss, whether
or not covered by insurance, materially and adversely affecting the business, properties, prospects, or financial condition of the Company or any of its subsidiaries;

                           (c)      any waiver or compromise by the Company or
any of its subsidiaries of a valuable right or of a material debt owed to it;

                           (d)      any satisfaction or discharge of any lien,
claim, or encumbrance or payment of any obligation by the Company or any of its subsidiaries, except in the ordinary course of business and that is not material to the business, properties, prospects or financial condition of the Company and its subsidiaries;

                           (e)      any material change to a material contract
or agreement by which the Company, any of its subsidiaries or any of their respective assets is bound or subject;

                           (f)      any material change in any compensation
arrangement or agreement with any employee, officer, director or stockholder;

                           (g)      any sale, assignment or transfer of any
patents, trademarks, copyrights, trade secrets or other intangible assets;

                           (h)      any resignation or termination of employment
of any officer or key employee of the Company or any of its subsidiaries; and the Company, is not aware of any impending resignation or termination of employment of any such officer or key employee;

                           (i)      any mortgage, pledge, transfer of a security
interest in, or lien, created by the Company or any of its subsidiaries, with respect to any of their respective material properties or assets, except liens for taxes not yet due or payable;

                           (j)      any loans or guarantees made by the Company
or any of its subsidiaries to or for the benefit of its employees, officers or directors, or any members of their immediate families, other than travel advances and other advances made in the ordinary course of its business;

                           (k)      any declaration, setting aside or payment or
other distribution in respect to any of the Company's or any of its subsidiaries' capital stock, or any direct or indirect redemption, purchase, or other acquisition of any of such stock by the Company or any of its subsidiaries;

                           (l)      to the Company's knowledge, any other event
or condition of any character that might materially and adversely affect the business, properties, prospects or financial condition of the Company or any of its subsidiaries, taken as a whole; or

                           (m)      any arrangement or commitment by the
Company or any of its subsidiaries to do any of the things described in this
Section 3.20.

                  3.21 TAX RETURNS, PAYMENTS AND ELECTIONS. The Company and its subsidiaries have filed all tax returns and reports as required by law. These returns and reports are true and correct in all material respects. The Company and its subsidiaries have paid all taxes and other assessments due, except those contested by it in good faith. The provision for taxes of the Company and its subsidiaries as shown in the Rosetta Balance Sheet is adequate for taxes due or accrued as of the date thereof.

                  3.22 INSURANCE. The Company has in full force and effect fire, casualty and liability insurance policies, which to the best of the Company's knowledge are in such amounts and with such coverage as are carried by companies similar to the Company.

                  3.23 FINDER'S FEES. The Company represents and warrants that it has retained no finder or broker in connection with the transactions contemplated by this Agreement and hereby agrees to indemnify and to hold the Purchasers harmless of and from any liability for commission or compensation in the nature of a finder's fee to any broker or other person or firm (and the costs and expense of defending against such liability or asserted liability) for which the Company, or any of its employees or representatives, are responsible.

                  3.24 SECTION 83(B) ELECTIONS. To the Company's knowledge, all elections and notices required by Section 83(b) of the Internal Revenue Code and any analogous provisions of applicable state tax laws have been timely filed by Dr. Stephen H. Friend, Dr. Leroy Hood, Mr. John J. King, II and Dr. Alan Blanchard.

         4. REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS; RESTRICTIONS ON TRANSFER

                  4.1 REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS. Each Purchaser hereby represents and warrants to the Company with respect to this purchase of the Series E Preferred provided for herein as follows:

                           (a)      All action on the part of the Purchaser for
the authorization, execution, delivery and performance by the Purchaser of this Agreement has been taken. The Agreements, when executed and delivered by the Purchaser, will constitute valid and legally binding obligations of the Purchaser, enforceable in accordance with their terms.

                           (b)      The Purchaser is an accredited investor
within the meaning of Regulation D prescribed by the Securities and Exchange Commission (the "COMMISSION") pursuant to the Securities Act.

                           (c)      The Purchaser is acquiring the Securities
for investment for its own account and not with a view to, or for resale in connection with, any distribution. The Purchaser understands that the Securities to be purchased have not been registered under the Act by reason of a specific exemption from the registration provisions of the Act which depends upon, among other things, the bona fide nature of the investment intent as expressed herein.

                           (d)      The Purchaser acknowledges that the
Securities must be held indefinitely unless subsequently registered under the Act or an exemption from such registration is available. The Purchaser is aware of the provisions of Rule 144 promulgated under the Act which permits limited resale of shares purchased in a private placement subject to the satisfaction of certain conditions, including, in case the Purchaser has held the securities for less than two (2) years or is an affiliate of the Company, among other things: the availability of certain current public information about the Company, the resale occurring not less than one (1) year after the securities were purchased from the Company or an affiliate of the Company, the sale being through a "broker's transaction" or in transactions directly with a "market maker," and the number of shares being sold during any three
(3) month period not exceeding specified limitations.

                           (e)      The Purchaser understands that no public
market now exists for any of the securities issued by the Company and that there can be no assurance that a public market will ever exist for the Securities.

                           (f)      The Purchaser has had an opportunity to
discuss the Company's business, management and financial affairs and the terms and conditions of the offering of the Series E Preferred with the Company's management.

                           (g)      The Purchaser has not engaged any brokers,
finders, or agents and has not incurred, and will not incur, directly or indirectly, any liability for brokerage or finder's fee or agents' commissions or any similar charges in connection with this Agreement and the transactions contemplated hereby and agrees to indemnify and to hold the Company harmless of and from any liability for any commission or compensation in the nature of a finder's fee to any broker or other person or firm (and the costs and expenses of defending against such liability or asserted liability) for which the Purchaser, or any of its employees or representatives, is responsible.

                           (h)      If the Purchaser is not a United States
person (as defined by Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended), such Purchaser hereby represents that it has satisfied itself as to the full observance of the laws of its jurisdiction in connection with any invitation to subscribe for the Securities or any use of this Agreement, including (i) the legal requirements within its jurisdiction for the purchase of the Securities, (ii) any foreign exchange restrictions applicable to such purchase, (iii) any governmental or other consents that may need to be obtained, and (iv) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale, or transfer of the Securities. Such Purchaser's subscription and payment for and continued beneficial ownership of the Securities, will not violate any applicable securities or other laws of the Purchaser's jurisdiction.

                  4.2 LEGENDS. Each certificate representing the Securities shall be endorsed with the following legend (in addition to any legend required by applicable state securities laws):

                           (a)      "THE SECURITIES REPRESENTED BY THIS
         CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISPOSITION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL FOR THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT
         OF 1933."

                           (b) Any legend required by the Blue Sky laws of any state to the extent such laws are applicable to the shares represented by the certificate so legended.

         The Company will not register a transfer of Securities, unless the conditions specified in the foregoing legend are satisfied, and the Company may instruct its transfer agent not to register the transfer of any of the Securities unless the conditions specified in the foregoing legend are satisfied.

         In addition to any other limitations on transferability imposed under the Act or applicable state securities laws, until such time as the Common Shares are listed on a national securities exchange or Nasdaq National Market, the Purchaser agrees not to offer for sale, sell, assign or otherwise dispose of all or any portion of the Purchased Shares without the prior written consent of the Company, such consent not to be unreasonably withheld. Notwithstanding the foregoing, the Purchaser may, without the prior written consent of the Company but subject to the Act or applicable state securities laws, transfer all or any portion of the Securities to (i) any entity that controls, is controlled by or is under common control with the Purchaser or (ii) any entity which purchases all or substantially all of the assets of the Purchaser or any entity which succeeds to the assets and liabilities of the Purchaser as a result of any merger or consolidation with or into the Purchaser; provided that in any such case the Purchaser provides the Company with prior written notice of the transfer, giving the name and particulars of the transfer, and the transferee agrees in writing with the Company to be bound by and liable under the terms and conditions of this Agreement, and any documents and agreements ancillary hereto, as fully as if such transferee were a party to this Agreement.

                  4.3 REMOVAL OF LEGENDS AND TRANSFER RESTRICTIONS. The legend relating to the Act endorsed on a stock certificate pursuant to paragraph
4.2 of this Agreement and the stop transfer instructions with respect to the Securities represented by such certificate shall be removed and the Company shall issue a certificate without such legend to the holder of such Securities if such Securities are registered under the Act and a prospectus meeting the requirements of Section 10 of the Act is available or if such holder provides to the Company an opinion of counsel for such holder of the Securities reasonably satisfactory to the Company, or a no-action letter or interpretive opinion of the staff of the Commission to the effect that a public sale, transfer or assignment of such Securities may be made without registration and without compliance with any restriction such as Rule 144. It is agreed that the Company will not require opinions of counsel for transactions made pursuant to Rule 144 except in unusual circumstances.

         5.       CONDITIONS TO CLOSING

                  5.1 CONDITIONS TO PURCHASERS' OBLIGATIONS AT CLOSING. Each Purchaser's obligation to purchase the Series E Preferred at the Closing is subject to the fulfillment on or prior to the Closing of the following conditions, any of which may be waived in writing in whole or in part by the
Purchaser:

                           (a)      The representations and warranties made by
the Company herein shall be true and correct when made, and shall be true and correct on the Closing with the same force and effect as it they had been made on and as of the same date; and the Company shall have performed all obligations and conditions herein required to be performed or observed by it on or prior to the Closing.

                           (b)      The Company shall have obtained all
consents, permits and waivers necessary or appropriate for consummation of the transactions contemplated by this Agreement which need to be obtained prior to the Closing.

                           (c)      The Company shall have filed the Restated
Certificate in the form attached as EXHIBIT B with the Delaware Secretary of State.

                           (d)      At each Closing, the purchase of the Series
E Preferred by the Purchaser hereunder shall be legally permitted by all laws and regulations to which such Purchaser or the Company are subject.

                           (e)      The Company shall have delivered to the
Purchasers a certificate executed by the Chief Financing Officer of the Company, dated as of the applicable Closing Date, certifying to the fulfillment of the conditions specified in subparagraphs (a) and (b) of this paragraph 5.1.

                           (f)      The Purchasers shall have received from
Venture Law Group, counsel to the Company, an opinion letter addressed to the Purchasers, dated as of the Closing, substantially in the form attached hereto as EXHIBIT E.

                           (g)      The Company and the Purchasers shall have
entered into the Investors' Rights Agreement substantially in the form attached hereto as EXHIBIT D.

                  5.2 CONDITION TO COMPANY'S OBLIGATIONS AT CLOSING. The Company's obligation to sell and issue the Series E Preferred at the Closing is subject to the fulfillment to the Company's satisfaction on or prior to the Closing Date of the following conditions, any of which may be waived in writing in whole or in part by the Company:

                           (a)      The representations and warranties made by
the Purchasers herein shall be true and correct when made, and shall be true and correct on the Closing Date with the same force and effect as if they had been made on and as of the same date, and the Purchasers shall have performed all obligations and conditions herein required to be performed or observed by them on or prior to the Closing Date.

                           (b)      The Company shall have obtained all
consents, permits and waivers necessary or appropriate for consummation of the transactions contemplated by this Agreement which need to be obtained prior to the Closing Date.

                           (c)      The Company shall have filed the Restated
Certificate in the form attached as EXHIBIT B with the Delaware Secretary of State on or prior to the Closing.

                           (d)      At each Closing, the purchase of the Series
E Preferred by the Purchasers hereunder shall be legally permitted by all laws and regulations to which the Purchasers or the Company are subject.

                           (e)      The Company and the Purchasers shall have
entered into the Investors' Rights Agreement substantially in the form attached hereto as EXHIBIT D.

         6. HSR ACT FILINGS. As soon as practicable after the Closing, the Company and the Note Purchaser will separately file with the United States Federal Trade Commission and the Antitrust Division of the Justice Department pursuant to the HSR Act all requisite documents and notifications in order to provide for conversion of the Note into shares of the Company's Series E Preferred Stock. The parties will cooperate and coordinate with one another in exchanging information and providing reasonable assistance as the other parties may request in connection with the foregoing.

         7.       FURTHER AGREEMENTS

                  7.1 NONDISCLOSURE. Each Purchaser agrees not to use Confidential Information (as hereinafter defined) of the Company for its own use other than as permitted by agreement with the Company or for any purpose except to evaluate its equity investment in the Company. Each Purchaser agrees not to disclose such Confidential Information to any third parties or to any of its employees except employees who are required to have the Confidential Information to evaluate such Purchaser's investment in the Company or as permitted under the terms of any other agreements between the parties. For purposes of this paragraph, "Confidential Information" means any information, technical data or know-how, including, but not limited to, the Company's research, products, software, services, development, inventions, processes, designs, drawings, engineering, marketing or finances, disclosed by the Company either directly or indirectly in writing, orally or by drawings or inspection of parts or equipment and which the Company has marked "confidential," "proprietary" or "secret" or has otherwise identified as being such. Confidential Information does not include information, technical data or know-how which (a) is in a Purchaser's possession at the time of disclosure as shown by such Purchaser's files and records; (b) before or after it has been disclosed to such Purchaser, is part of the public knowledge or literature, not as a result of any action or inaction of such Purchaser; (c) is approved for release by written authorization of the Company; (d) is disclosed to such Purchaser by a third party not under an obligation of confidentiality to the Company; or (e) is independently developed by Purchaser.

                  7.2 COOPERATION. The Company shall cooperate with the Purchasers in supplying such information as may be reasonably requested by the Purchasers to complete and file any information reporting forms presently or hereafter required by the Commission as a condition to the availability of an exemption, presently existing or hereafter adopted, from the Act for the sale of the Securities.

                  7.3 PROPRIETARY INFORMATION AGREEMENTS. All current officers and employees of the Company have executed, and, following the Closing all future officers and employees of the Company shall be required to execute, a Proprietary Information Agreement in the form approved by the Company's Board of Directors.

         8.       MISCELLANEOUS

                  8.1 WAIVERS AND AMENDMENTS. With the written consent of the record holders of a majority of the Securities then outstanding, the obligation of the Company and the rights of the holders of the Securities under this Agreement may be waived (either generally or in a particular instance, either retroactively or prospectively and either for a specified period of time or indefinitely), and with the same consent the Company, when authorized by resolution of its Board of Directors, may enter into a supplementary agreement for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement. Neither this Agreement nor any provisions hereof may be changed, waived, discharged or terminated orally, but only by a signed statement in writing.

                  8.2 GOVERNING LAW. This Agreement shall be governed in all aspects by the law of the State of Washington as such law is applied to agreements between Washington residents entered into and to be performed entirely within Washington.

                  8.3 SURVIVAL. The representations, warranties, covenants and agreements made herein shall survive any investigation made by the Purchasers and the Closing of the transaction contemplated hereby.

                  8.4 SUCCESSORS AND ASSIGNS. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

                  8.5 ENTIRE AGREEMENT. This Agreement and the other documents delivered pursuant hereto, including the exhibits, constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof.

                  8.6 SEVERABILITY OF THIS AGREEMENT. In case any provision of this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

                  8.7 TITLES AND SUBTITLES. The titles of the paragraphs and subparagraphs of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

                  8.8 DELAYS OR OMISSIONS. It is agreed that no delay or omission to exercise any right, power or remedy accruing to the Purchasers, upon any breach or default of the Company under the Agreement, shall impair any such right, power or remedy, nor shall it be construed to be a waiver of any such breach or default, or any acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. It is further agreed that any waiver, permit, consent or approval of any kind or character by the Purchasers of any breach or default under this Agreement, or any waiver by the Purchasers of any provisions or conditions of this Agreement must be in writing and shall be effective only to the extent specifically set forth in writing and that all remedies, either under this Agreement, or by law or otherwise afforded to the Purchasers, shall be cumulative and not alternative.

                  8.9 PAYMENT OF FEES AND EXPENSES. The Company and the Purchasers shall bear its own expenses incurred on its behalf with respect to this Agreement and the transactions contemplated thereby. If any action at law or in equity is necessary to enforce the terms of this Agreement or the Restated Certificate, the prevailing party shall be entitled to reasonable attorney's fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

                  8.10 NOTICES. Any notice or report required in this Agreement or permitted to be given shall be given in writing and shall be deemed effective upon delivery, when delivered personally or by overnight courier or sent by telegram or fax (a) if to a Purchaser, at such Purchaser's address as set forth below, or at such other address as such Purchaser shall have furnished to the Company in writing, (b) if to any other holder of any Series E Preferred, at such address as such holder shall have furnished the Company in writing, or, until any such holder so furnishes an address to the Company, or (c) if to the Company, one copy should be sent to its address set forth below and addressed to the attention of the Corporate Secretary, or at such other address as the Company shall have furnished to the Purchasers.

                  8.11 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

                  8.12 EXCULPATION AMONG PURCHASERS. Each Purchaser acknowledges that it is not relying upon any person, firm or corporation, other than the Company and its officers and directors, in making its investment or decision to invest in the Company. Each Purchaser agrees that no Purchaser nor the respective controlling persons, officers, directors, partners, agents, or employees of any Purchaser shall be liable for any action heretofore or hereafter taken or omitted to be taken by any of them in connection with the Securities.

                            [Signature page follows]

         IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered as of the day and year first written above.

                                           COMPANY:

                                           ROSETTA INPHARMATICS, INC.

                                           By: /s/ John J. King
                                              ---------------------------------

                                           Name: John J. King
                                                -------------------------------
                                                (print)

                                           Title:
                                                 -------------------------------

                                           Address:  12040 115th Avenue NE
                                                     Suite 210
                                                     Kirkland, Washington  98034


Number of shares of                       PURCHASERS:
Series E Preferred subscribed
at $9.36 per share:
                                           ------------------------------------
-----------------------------              (Print name of Purchaser)



                                           By:
                                             ----------------------------------

                                           Name:
                                                -------------------------------
                                                 (print)


Subscription Purchase Price:               Title:
                                                -------------------------------

$                                          Address:
---------------------------                       ------------------------------
                                                  ------------------------------
                                                  ------------------------------


                      [SIGNATURE PAGE TO SERIES E PREFERRED

                            STOCK PURCHASE AGREEMENT]

                                    EXHIBITS

EXHIBIT A -       Schedule of Purchasers

EXHIBIT B -       Form of Amended and Restated Certificate of Incorporation

EXHIBIT C -       Schedule of Exceptions to Representations and Warranties

EXHIBIT D -       Form of Investors' Rights Agreement

EXHIBIT E -       Form of Legal Opinion of Venture Law Group

EXHIBIT F -       Form of Addendum Agreement